SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 14, 1999


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                     333-24111                  33-0761578
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)            Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired a Local Limited Partnership Interest in Ottawa I Limited Partnership, an Illinois limited partnership ("OTTAWA"); and Preservation Partners I Limited Partnership, an Illinois limited partnership ("PRESERVATION"). OTTAWA and PRESERVATION are sometimes hereinafter referred to as the "Local Limited Partnerships."

         OTTAWA owns the Highland Apartments in Oglesby, Illinois; PRESERVATION owns the Autumn Ridge I Apartments in Pontiac, Illinois ("PRESERVATION AUTUMN"), the Pontiac "A" Apartments in Pontiac, Illinois ("PRESERVATION PONTIAC"), and the Shumway Apartments in Taylorville, Illinois ("PRESERVATION SHUMWAY"). The properties owned by OTTAWA and PRESERVATION are referred to herein as the "Properties" or the "Apartment Complexes."

         The following tables contain information concerning the Properties and the Local Limited Partnerships identified herein:


                                                                                                           LOCAL
                                          ACTUAL OR                                                        LIMITED
                                          ESTIMATED     ESTIMATED                             PERMANENT    PARTNER-
               PROJECT                    CONSTRUC-     DEVELOPMENT                           MORTGAGE     SHIP'S       YEAR
LOCAL          NAME AND                   TION          COST          NUMBER OF    BASIC      LOAN         ANTICIPATED  CREDITS
LIMITED        NUMBER        LOCATION     COMPLETION    (INCLUDING    APARTMENT    MONTHLY    PRINCIPAL    TAX CREDITS  TO BE FIRST
PARTNERSHIP    OF BUILDINGS  OF PROPERTY  DATE          LAND COST)    UNITS        RENTS      AMOUNT       (1)          AVAILABLE
-------------- ------------- ------------ ------------- ------------- ------------ ---------- ------------ ------------ ---------
OTTAWA         Highland      Oglesby      June 1999     $1,722,549    16      1BR  $230-372   $946,275     $592,540     1999
               Apartments    (La Salle                                units        $275-445   RD (3)
                             County),                                 15      2BR
               8 Buildings   Illinois                                 units                   $250,000
               (2)                                                                            RD (3)

                                                                                              $306,701
                                                                                              IAHTF(4)

-------------- ------------- ------------ ------------- ------------- ------------ ---------- ------------ ------------ ------------
PRESERVATION   Autumn        Pontiac      June 1999     $750,379      8 1BR units  $229-376   $621,046     $244,630     1999
(AUTUMN)       Ridge 1       (Livingston                              8 2BR units  $271-449   RD (3)
               Apartments    County),
                             Illinois
               2 Buildings
               (2)
(PONTIAC)                    Pontiac      June 1999     $740,262      10      1BR  $221-368   $560,058     $244,290     1999
               Pontiac "A"   (Livingston                              units        $273-451   RD (5)
               Apartments    County),                                 10      2BR
                             Illinois                                 units                   $276,347
               5 Buildings                                                                    IAHTF(4)
               (2)
(SHUMWAY)                    Taylorville  June 1999     $775,319                   $208-345   $616,539     $268,140     1999
               Shumway       (Christian                                            $425       RD (6)
               Apartments    County),                                 13   1   BR
                             Illinois                                 units
               5 Buildings                                            11      2BR
               (2)                                                    units

-------------- ------------- ------------ ------------- ------------- ------------ ---------- ------------ ------------ ------------

(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.

(2)      Rehabilitation property.

(3) Rural Development ("RD") will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction thereof by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly, based on a 50-year amortization schedule. Outstanding principal and interest will be payable on maturity of the loan.

                                       2

(4) Illinois Affordable Housing Trust Fund ("IAHTF") will provide the mortgage loan for a term of 30 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 30-year amortization schedule.

(5) RD will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction thereof by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly, based on a 40-year amortization period. Outstanding principal and interest will be payable on maturity of the loan.

(6) RD will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction thereof by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly, based on a 31-year amortization period. Outstanding principal and interest will be payable on maturity of the loan.

Oglesby (OTTAWA): Oglesby (population 3,600) is in La Salle County, Illinois, on U. S. Highway 51, approximately 100 miles southwest of Chicago. The major employers for Oglesby residents are Lone Star Industries, Badge-A-Minit, Ltd., and Patten Tractor & Equipment.

Pontiac (PRESERVATION AUTUMN & PRESERVATION PONTIAC): Pontiac (population 12,300) is the county seat of Livingston County, Illinois, and is located on Interstate Highway 55, approximately 40 miles northeast of Bloomington. The major employers for Pontiac residents are Caterpillar Inc (engine components), Pontiac Correctional Facility, R. R. Donnelley & Sons, Inc. (financial printer), Interlake, Inc. (storage racks and systems) and OSF Saint James Hospital.


                                          LOCAL                                                                   ESTIMATED
                                          GENERAL                        SHARING RATIOS:                          ACQUISITION
LOCAL            LOCAL                    PARTNER        SHARING         ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED          GENERAL     PROPERTY     DEVELOPMENT    RATIOS:         SALE OR REFINANCING  SERIES 6's CAPITAL  TO FUND
PARTNERSHIP      PARTNERS    MANAGER (1)  FEE (2)        CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)    MANAGER
---------------- ----------- ------------ -------------- --------------- -------------------- ------------------- ---------------
OTTAWA           Michael     Professional $261,150       WNC:  $750      99.98/.01/.01        $402,847            $37,400
                 K. Moore    Property                    LGP: 70% of     40/60
                             Management,                 the balance
                             Inc.                        The   balance:
                                                         50/50
---------------- ----------- ------------ -------------- --------------- -------------------- ------------------- ---------------
PRESERVATION     Michael     Professional $103,044       WNC: $750       99.98/.01/.01        $166,315            $15,400
(AUTUMN)         K. Moore    Property                    LGP: 70% of     40/60
                             Management,                 the balance
                 Affordable  Inc.                        The   balance:
                 Housing                                 50/50
                 Development
                 Fund, Inc.

(PONTIAC)                                 $133,104                                            $166,084            $15,400

(SHUMWAY)                                 $106,776                                            $182,299            $16,900
---------------- ----------- ------------ -------------- --------------- -------------------- ------------------- ---------------

(1) Each Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Property/Properties. Although in some instances the maximum annual management fee payable to the property manager is determined pursuant to lender regulations, in most cases the fee is equal to market rate.

(2) Each Local Limited Partnership will pay its Local General Partner(s) or an affiliate of its Local General Partner(s) a development fee in the amount set forth, for services incident to the development and construction of the Property/Properties, which services include: negotiating the financing commitments for the Property/Properties; securing necessary approvals and permits for the development and construction of the Property/Properties; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

(3) Reflects the amount of the net cash flow from operations (i.e., the excess of revenues over expenses, including the property manager's fee), if any, to be distributed to Series 6 ("WNC") and the Local General Partner(s) ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

                                       3

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing, L.P., an affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partner(s).

(5) Reflects the percentage interests of (i) Series 6 and (ii) the Local General Partner(s), in any net cash proceeds from sale or refinancing of the Property/Properties, after payment of the mortgage loan and other Local Limited Partnership obligations, a 5% sales preparation fee to the Local General Partner(s), a return of 105% of capital contributions to the Limited Partner and the special limited partner, and a return of capital contributions to the Local General Partner(s).

(6)  Series  6  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Property/Properties have been fulfilled.


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



Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

b.       Proforma Financial Information

                  To be filed upon availability.

c.       Exhibits

10.1 Amended and Restated Agreement of Limited Partnership of Ottawa I Limited Partnership

10.2 Amended and Restated Agreement of Limited Partnership of Preservation Partners I Limited Partnership




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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: January 28, 1999           By:      WNC &  Associates, Inc.,
                                          General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                   John B. Lester, Jr.,
                                                   President

                                  EXHIBIT INDEX

Exhibit
Number           Description

10.1 Amended and Restated Agreement of Limited Partnership of Ottawa I Limited Partnership

10.2 Amended and Restated Agreement of Limited Partnership of Preservation Partners I Limited Partnership


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